================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 9, 2005

                            THE GYMBOREE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                 000-21250            942615258
     ----------------------------      -----------      -------------------
     (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)            File Number)     Identification No.)

          500 Howard Street, San Francisco, CA                94105
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code       (415) 278-7000


          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On March 9, 2005, The Gymboree Corporation issued a press release announcing certain financial information for the quarter and 52-week period ended January 29, 2005. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

  (c)         Exhibits

  99.1        Press release of The Gymboree Corporation issued March 9, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE GYMBOREE CORPORATION


Date:  March 9, 2005                            By:  /s/ Blair W. Lambert
                                                     ---------------------------
                                                     Blair W. Lambert
                                                     Chief Financial Officer and
                                                     Chief Operating Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

   99.1       Press release of The Gymboree Corporation issued March 9, 2005

                                        4